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Oppenheimer Balanced Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Core Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Portfolio Series
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Value Fund
Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund

                                         Supplement dated September 30, 2005
                                        to Statement of Additional Information

This supplement amends the Statement of Additional Information (the "SAI") of each of the Oppenheimer Funds referenced above and is in addition to any existing supplements to a Fund's SAI.

In the section of the SAI titled "About Your Account--How to Buy Shares--Classes of Shares--Availability of Class N
Shares" to the list beginning  "|X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares . . ." the following bullet point is added:

o        to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets.

The Appendix to each SAI titled "OppenheimerFunds Special Sales Charge Arrangements and Waivers" (the Appendix") is
amended as follows:

In the third paragraph of the Appendix, the first numbered item is deleted in its entirety and replaced by the following:

         1)   plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

In Section I of the Appendix, in the bullet point beginning "Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements," the second numbered paragraph is deleted in its entirety and replaced by the following:

         2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
              Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the
              Plan must have $5 million or more of its assets (excluding assets invested in money market funds)
              invested in Applicable Investments.

In Section II of the Appendix, sub-section A titled "Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers" is amended by adding the following bullet point:

|_|      Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

In Section II of the Appendix, sub-section B is deleted in its entirety and replaced by the following:

     B.  Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

         1.   Class A shares issued or purchased in the following transactions are not subject to sales charges
         (and no concessions are paid by the Distributor on such purchases):

|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other
                    Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the
                    Manager or an affiliate acts as sponsor.
|_|      Shares purchased in amounts of less than $5.

         2.   Class A shares issued and purchased in the following transactions are not subject to sales charges
         (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

|_|      Retirement Plans that have $5 million or more in plan assets.
|_|      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in
                    Oppenheimer funds.

In Section III of the Appendix, sub-section A titled "Waivers for Redemptions in Certain Cases" is amended by deleting the third bullet point in its entirety and replacing it with the following:

|_|      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal
                    Revenue Code)

September 30, 2005                                                                                       PX0000.018